Other income	6 Months Ended
Jun. 30, 2022
Other income
Other income

16. Other income

Under a grant agreement with Eurostars/Innosuisse the Group is required to complete specific research activities within a defined period of time. The Group’s funding is fixed and received based on the satisfactory completion of the agreed research activities and incurring the related costs.

The Group was awarded a grant by Eurostars/Innosuisse in 2019 for CHF 512,032 of which CHF 380,184 were paid as of June 30, 2022. As of June 30, 2022 and December 31, 2021, the amount recognized by the Group as other receivables remains stable at CHF 131,848 and is expected to be received in the fourth quarter of 2022 in accordance with the grant conditions.

The Group additionally recognized other income from IT consultancy agreements.

For the three-month and six-month periods ended June 30, 2022, the Group recognized CHF 3,089 and CHF 9,800, respectively as other income (CHF 79,285 and CHF 157,483 for the three-month and six-month periods ended June 30, 2021). The decrease is primarily due to the Group not recognizing any income from Eurostars/Innosuisse during the three-month and six-month periods ended June 30, 2022, in accordance with the grant conditions.